Exhibit 99.3

APOLLO GLOBAL MANAGEMENT, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 5, 2019, Apollo Global Management, Inc. (the “Corporation”) completed its conversion (the “Conversion”) from a Delaware limited liability company named Apollo Global Management, LLC (“AGM LLC”) to a Delaware corporation named Apollo Global Management, Inc.

The following unaudited pro forma financial information is based on the historical consolidated financial statements of the Corporation and is intended to provide information about how the Conversion may have affected the Corporation’s historical consolidated financial statements if it had occurred as of January 1, 2018, in the case of the unaudited pro forma statements of operations for the year ended December 31, 2018 and for the six months ended June 30, 2019, and as of June 30, 2019, in the case of the unaudited pro forma statement of financial condition as of June 30, 2019. The unaudited pro forma statement of operations for the year ended December 31, 2018 does not reflect the one-time tax benefit to record the initial deferred tax asset that was realized upon Conversion.

The unaudited pro forma financial information and the pro forma adjustments described in the footnotes should be read in conjunction with the Corporation’s historical financial statements and the accompanying notes contained in the Corporation’s annual report on Form 10-K for the year ended December 31, 2018 and its quarterly report on Form 10-Q for the period ended June 30, 2019. The unaudited pro forma financial information is based on available information and assumptions that the Corporation believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the Corporation’s financial condition or results of operations would have been had the Conversion occurred on the dates indicated. The unaudited pro forma financial information also should not be considered indicative of the Corporation’s future financial condition or results of operations.

APOLLO GLOBAL MANAGEMENT, INC.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)

(dollars in thousands, except share data)

	For the Year Ended December 31, 2018
	As Reported	Adjustments relating to the Conversion		Pro Forma
Revenues:
Management fees	$1,345,252	$—		$1,345,252
Advisory and transaction fees, net	112,278	—		112,278
Investment income (loss):
Performance allocations	(400,305)	—		(400,305)
Principal investment income	5,122	—		5,122

Total investment loss	(395,183)	—		(395,183)
Incentive fees	30,718	—		30,718

Total Revenues	1,093,065	—		1,093,065

Expenses:
Compensation and benefits:
Salary, bonus and benefits	459,604	—		459,604
Equity-based compensation	173,228	—		173,228
Profit sharing expense	(57,833)	—		(57,833)

Total compensation and benefits	574,999	—		574,999
Interest expense	59,374	—		59,374
General, administrative and other	266,444	—		266,444
Placement fees	2,122	—		2,122

Total Expenses	902,939	—		902,939

Other Loss:
Net losses from investment activities	(186,449)	—		(186,449)
Net gains from investment activities of consolidated variable interest entities	45,112	—		45,112
Interest income	20,654	—		20,654
Other income, net	35,829	—		35,829

Total Other Loss	(84,854)	—		(84,854)

Income before income tax provision	105,272	—		105,272
Income tax provision	(86,021)	38,842	(1)	(47,179)

Net Income	19,251	38,842	(1)	58,093
Net income attributable to Non-Controlling Interests	(29,627)	—		(29,627)

Net Income (Loss) Attributable to Apollo Global Management, Inc.	(10,376)	38,842	(1)	28,466
Net income attributable to Series A Preferred Stockholders	(17,531)	—		(17,531)
Net income attributable to Series B Preferred Stockholders	(14,131)	—		(14,131)

Net Income (Loss) Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$(42,038)	$38,842	(1)	$(3,196)

Net Loss Per Share of Class A Common Stock:
Net Loss Available to Class A Common Stock – Basic	$(0.30)	$0.19	(1)	$(0.11)

Net Loss Available to Class A Common Stock – Diluted	$(0.30)	$0.19	(1)	$(0.11)

Weighted Average Number of Shares of Class A Common Stock Outstanding – Basic	199,946,632	—		199,946,632

Weighted Average Number of Shares of Class A Common Stock Outstanding – Diluted	199,946,632	—		199,946,632

(1)

This adjustment represents the tax benefit that would have been incurred had AGM LLC been classified as a corporation as of January 1, 2018. This amount excludes the one-time tax benefit to record the initial deferred tax asset that was recognized upon the Conversion.

APOLLO GLOBAL MANAGEMENT, INC.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)

(dollars in thousands, except share data)

	For the Six Months Ended June 30, 2019
	As Reported	Adjustments relating to the Conversion		Pro Forma
Revenues:
Management fees	$768,241	$—		$768,241
Advisory and transaction fees, net	50,693	—		50,693
Investment income:
Performance allocations	428,359	—		428,359
Principal investment income	65,627	—		65,627

Total investment income	493,986	—		493,986
Incentive fees	1,436	—		1,436

Total Revenues	1,314,356	—		1,314,356

Expenses:
Compensation and benefits:
Salary, bonus and benefits	242,832	—		242,832
Equity-based compensation	89,739	—		89,739
Profit sharing expense	191,725	—		191,725

Total compensation and benefits	524,296	—		524,296
Interest expense	42,410	—		42,410
General, administrative and other	153,501	—		153,501
Placement fees	335	—		335

Total Expenses	720,542	—		720,542

Other Income:
Net gains from investment activities	63,889	—		63,889
Net gains from investment activities of consolidated variable interest entities	14,097	—		14,097
Interest income	15,786	—		15,786
Other income, net	6,693	—		6,693

Total Other Income	100,465	—		100,465

Income before income tax provision	694,279	—		694,279
Income tax provision	(36,551)	(45,336	)(1)	(81,887)

Net Income	657,728	(45,336	)(1)	612,392
Net income attributable to Non-Controlling Interests	(343,848)	—		(343,848)

Net Income Attributable to Apollo Global Management, Inc.	313,880	(45,336	)(1)	268,544
Net income attributable to Series A Preferred Stockholders	(8,766)	—		(8,766)
Net income attributable to Series B Preferred Stockholders	(9,562)	—		(9,562)

Net Income Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$295,552	$(45,336	)(1)	$250,216

Net Income Per Share of Class A Common Stock:
Net Income Available to Class A Common Stock– Basic	$1.41	$(0.21	)(1)	$1.20

Net Income Available to Class A Common Stock– Diluted	$1.41	$(0.21	)(1)	$1.20

Weighted Average Number of Shares of Class A Common Stock Outstanding – Basic	200,202,174	—		200,202,174

Weighted Average Number of Shares of Class A Common Stock Outstanding – Diluted	200,202,174	—		200,202,174

(1)	This adjustment represents the incremental tax expense that would have been incurred had AGM LLC been classified as a corporation as of January 1, 2018.

APOLLO GLOBAL MANAGEMENT, INC.

PRO FORMA STATEMENT OF FINANCIAL CONDITION (UNAUDITED)

(dollars in thousands, except share data)

	As of June 30, 2019
	As Reported	Adjustments relating to the Conversion		Pro Forma
Assets:
Cash and cash equivalents	$945,725	$—		$945,725
Restricted cash	17,651	—		17,651
U.S. Treasury securities, at fair value	713,061	—		713,061
Investments (includes performance allocations of $1,229,894 as of June 30, 2019)	3,219,950	—		3,219,950
Assets of consolidated variable interest entities:
Cash and cash equivalents	67,085	—		67,085
Investments, at fair value	1,183,487	—		1,183,487
Other assets	59,131	—		59,131
Due from related parties	449,167	—		449,167
Deferred tax assets, net	277,037	153,020	(1)(2)	430,057
Other assets	228,321	—		228,321
Lease assets	98,777	—		98,777
Goodwill	88,852	—		88,852

Total Assets	$7,348,244	$153,020	(1)(2)	$7,501,264

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$89,776	$—		$89,776
Accrued compensation and benefits	112,792	—		112,792
Deferred revenue	92,274	—		92,274
Due to related parties	401,631	38,880	(1)(2)	440,511
Profit sharing payable	595,954	—		595,954
Debt	2,350,915	—		2,350,915
Liabilities of consolidated variable interest entities:
Debt, at fair value	859,357	—		859,357
Other liabilities	86,712	—		86,712
Other liabilities	112,679	—		112,679
Lease liabilities	105,164	—		105,164

Total Liabilities	4,807,254	38,880	(1)(2)	4,846,134

Stockholders’ Equity:
Apollo Global Management, Inc. Stockholders’ equity:
Series A Preferred Stock, 11,000,000 shares issued and outstanding as of June 30, 2019	264,398	—		264,398
Series B Preferred Stock, 12,000,000 shares issued and outstanding as of June 30, 2019	289,815	—		289,815
Class A Common Stock, 90,000,000,000 shares authorized, 200,435,587 shares issued and outstanding as of June 30, 2019(3)	—	—	(3)	—
Class B Common Stock, 999,999,999 shares authorized, 1 share issued and outstanding as of June 30, 2019(3)	—	—	(3)	—
Class C Common Stock, 1 share authorized, 1 share issued and outstanding as of June 30, 2019(4)	N/A	—	(4)	—
Additional paid in capital	1,052,259	—		1,052,259
Accumulated deficit	(222,007)	114,140	(1)(2)	(107,867)
Accumulated other comprehensive loss	(5,192)	—		(5,192)

Total Apollo Global Management, Inc. Stockholders’ equity	1,379,273	114,140	(1)(2)	1,493,413
Non-Controlling Interests in consolidated entities	280,662	—		280,662
Non-Controlling Interests in Apollo Operating Group	881,055	—		881,055

Total Stockholders’ Equity	2,540,990	114,140	(1)(2)	2,655,130

Total Liabilities and Stockholders’ Equity	$7,348,244	$153,020	(1)(2)	7,501,264

(1)

This adjustment represents the estimated initial deferred tax asset as well as any related impact under the tax receivable agreement that would have been recorded upon the Conversion, had the Conversion occurred on June 30, 2019.

(2)

The values used to determine the deferred tax asset associated with the step-up in tax basis that was recognized upon the Conversion, as well as any incremental deferred tax assets and/or liabilities related to items not previously subject to corporate tax, are derived from the best available information as of June 30, 2019, which is the most recent date such information was available. The actual deferred tax assets and liabilities may vary from the pro forma amounts, as a result of certain estimates and projections used in calculating the pro forma adjustments.

(3)

AGM LLC’s Series A Preferred shares, Series B Preferred shares, Class A shares and Class B share had no par value before the Conversion. After the Conversion, the Corporation’s Series A Preferred Stock, Series B Preferred Stock, Class A Common Stock and Class B Common Stock have a par value of $0.00001 per share. The impact of this change is immaterial and not shown in the pro forma statement of financial condition above.

(4)

On September 4, 2019, AGM LLC notified the New York Stock Exchange that a Certificate of Conversion had been filed with the Secretary of State of the State of Delaware. In connection with the Conversion, AGM Management, LLC (the “Former Manager”), the former manager of AGM LLC, was issued one fully paid and nonassessable share of Class C common stock, $0.00001 par value per share, of the Corporation, in exchange for the Former Manager’s management rights in AGM LLC.